                                                                    Exhibit 10.9

                                February 9, 1998

                      SECOND SUPPLEMENT TO LEASE AGREEMENT


Re: Lease Agreement (the "Lease Agreement") dated June 20, 1996 by and between, David B. Barrow, Jr., as transferred to and hereinafter referred to as 3410 Far West, Ltd. as Lessor, and Vignette Corporation, as Lessee, as amended by that certain First Supplement to Lease Agreement dated November 4, 1997, demising of 20,497 rentable square feet (17,823 usf) of space locally known as Suite 300 in ONE FAR WEST office building located at 3410 Far West Boulevard, Austin, Travis County, Texas 78731. The primary lease agreement as amended by the First Supplement, shall hereinafter be referred to as the "Lease Agreement".

This Second Supplement to Lease Agreement entered into by and between 3410 Far West, Ltd., hereinafter called "Lessor, and Vignette Corporation, hereinafter called "Lessee", shall amend and modify the Lease Agreement as follows:

1. Lease Expansions.  Effective March 1, 1998, or upon the completion of the
   ----------------
   tenant improvements, whichever is later, Lessee shall lease from Lessor additional spaces as set forth below:

   .   Suite 145: consisting of 988 rentable square feet (859 usf), as shown on
       ---------
                  Exhibit A-1;
                  -----------

   .   Suite 230: consisting of 1,066 rentable square feet (875 usf), as shown
       ---------
                  on Exhibit A-2;
                     -----------

   .   Suite 255: consisting of 2,012 rentable square feet (1,750 usf), as shown on Exhibit A-3.
                           -----------

2. Expansion Space Lease Terms.  Effective upon the commencement of the lease
   ---------------------------
   term for the expansions spaces set forth in paragraph #2 above, Lessee shall lease from Lessor the additional spaces for the period of times set forth below:

   .   Suite 145:  Twelve (12) months through February 28, 1999.
       ---------

   .   Suite 230:  Thirty-four (34) months through remainder of lease term
       ---------
                   (12/31/00).

   .   Suite 255:  Thirty-four (34) months through remainder of lease term
       ---------
                   (12/31/00).

   Lessee's total lease square footage from March 1, 1998 through February 28, 1999 shall be 24,503 rentable square feet (21,307 usf). Lessee's total lease square footage from March 1, 1999 through December 31, 2000 shall be 23,515 rentable square feet (20,448 usf).

3. Expansion Space Expense Stops.  Effective upon the commencement of the
   -----------------------------
   lease term for the expansion spaces set forth in paragraph #2 above and continuing through the lease terms set forth above, Lessee shall pay to Lessor additional rents equivalent to Lessee's pro rata share of the building operating expenses in excess of the actual 1997 operating expense levels.

4. Tenant Finish Out.  Lessor shall provide Lessee with a finish out
   -----------------
   allowance for the additional spaces as follows:

   .   Suite 145:  Lessor, at Lessor's expense, shall shampoo the carpet and
       ---------
                   repaint the suite.

   .   Suite 230:  Lessor shall provide lessee with an allowance of $2,766.50
       ---------
                   ($2.75/rsf) to remodel the premises as per a mutually acceptable space plan.

   .   Suite 255:  Lessor shall provide Lessee with an allowance of $5,533.00
       ---------
                   ($2.75/rsf) to remodel the premises as per a mutually acceptable space plan. Additionally, Lessor shall make the HVAC for this space operational.

5.  Base Rent and Rent Schedule.  Effective upon the commencement of the lease
    ---------------------------
    term for each of the expansions spaces set forth in paragraph #2 above, Lessee shall pay to Lessor base rent in the amount of $19.00 per square foot per year for the term of each additional space, as set forth in the following rent schedule:



            TIME PERIOD                    PREMISES                      PER MONTH             PER SF/YR
            -----------                    --------                      ---------             ---------
March 1, 1998 to June 30, 1998        #300=12,519 rsf                    $18,256.88...............$17.50
                                      #240=3,083 rsf                      $4,881.42...............$19.00
                                      #245=3,517 rsf                      $5,568.58...............$19.00
                                      #345=1,378 rsf                      $2,181.83...............$19.00
                                      #145=988 rsf                        $1,564.33...............$19.00
                                      #230=1,006 rsf                      $1,592.83...............$19.00
                                      #255=2,012 rsf                      $3,185.67...............$19.00
                                   --------------------------------
                                      Total Due Per Month:               $37,231.54

July 1, 1998 to February 28, 1999     #300=12,519 rsf                    $18,778.50...............$18.00
                                      #240=3,083 rsf                      $4,881.42...............$19.00
                                      #245=3,517 rsf                      $5,568.58...............$19.00
                                      #345=1,378 rsf                      $2,181.83...............$19.00
                                      #145=988 rsf                        $1,564.33...............$19.00
                                      #230=1,006 rsf                      $1,592.83...............$19.00
                                      #255=2,012 rsf                      $3,185.67...............$19.00
                                   --------------------------------
                                      Total Due Per Month:               $37,753.16

March 1, 1999 to June 30, 1999        #300=12,519 rsf                    $18,778.50...............$18.00
                                      #240=3,083 rsf                      $4,881.42...............$19.00
                                      #245=3,517 rsf                      $5,568.58...............$19.00
                                      #345=1,378 rsf                      $2,181.83...............$19.00
                                      #230=1,006 rsf                      $1,592.83...............$19.00
                                      #255=2,012 rsf                      $3,185.67...............$19.00
                                   --------------------------------
                                      Total Due Per Month:               $36,188.83

July 1, 1999 to Dec. 31, 2000         #300=12,519 rsf                    $19,821.75...............$19.00
                                      #240=3,083 rsf                      $4,881.42...............$19.00
                                      #245=3,517 rsf                      $5,568.58...............$19.00
                                      #345=1,378 rsf                      $2,181.83...............$19.00
                                      #230=1,006 rsf                      $1,592.83...............$19.00
                                      #255=2,012 rsf                      $3,185.67...............$19.00
                                   --------------------------------
                                      Total Due Per Month:               $37,232.08



6.  Lease Commission. A commission in an amount of 2% of the total Base Rent due
    ----------------
    under this lease for the expansion spaces shall be paid to The Alexander Company, upon commencement of the expansions. Lessee shall receive a credit equal to 2% of the total Base Rent due under this lease for the expansion spaces to be applied against Lessee's Base Rent.

7.  Access for Cabling.  Upon execution of the lease by both Lessee and Lessor,
    ------------------
    Lessee shall have access to expansion spaces for purposes of computer and telephone cabling.

Except as provided to the contrary herein, all the provisions of the Lease Agreement shall be applied to the expansion space and all of the remaining terms, covenants and provisions of the Lease Agreement shall remain in full force and effect and unmodified hereby. Each party hereby acknowledges that the other is not in default under the Lease Agreement in any respect. Each signatory hereto represents and warrants that he or she is authorized to execute this document and that said execution by both parties, this document will constitute the binding obligation of the party on behalf of whom such person has signed, without the necessity of joinder of any other person or entity.

EXECUTED on the dates set forth below our respective signatures.

LESSOR:                                           LESSEE:

3410 Far West, Ltd.                               Vignette Corporation

By:   /s/  Don Tait                               By:   /s/  Ross Garber
      --------------------------------------            ------------------------
      Don Tait, CPM, RPA, Vice-President,               Ross Garber,
      Kucera Management, Inc.,                          President
      Authorized Managing Agent for
      3410 Far West, Ltd.


Date: 2/23/98                                     Date: 2/18/98
     --------------------------------------            -------------------------

                                  EXHIBIT A-1

                     Vignette Corporation Expansion Space

                         One Far West Plaza, Suite 240
                    3,083 rentable square feet (2,681 usf)



                         [DIAGRAM OF EXPANSION SPACE]

                                  EXHIBIT A-2

                      Vignette Corporation Expansion Space

                         One Far West Plaza, Suite 245
                     3,517 rentable square feet (3,058 usf)



                         [DIAGRAM OF EXPANSION SPACE]

                                  EXHIBIT A-3

                      Vignette Corporation Expansion Space

                         One Far West Plaza, Suite 345
                     1,378 rentable square feet (1,198 usf)



                         [DIAGRAM OF EXPANSION SPACE]

                                   EXHIBIT B

                          Exterior Sign Specifications



                        [DIAGRAM SHOWING VIGNETTE LOGO]

                                   EXHIBIT B

                          Exterior Sign Specifications



                                   [DIAGRAM]

                                   EXHIBIT B

                          Exterior Sign Specifications



                                   [DIAGRAM]

                                   EXHIBIT B

                          Exterior Sign Specifications



                                   [DIAGRAM]